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                                                                     EX-99.B18AI
                                                         Exhibit 24(b)(18)(a)(i)

                                   APPENDIX A



                        List of Funds and Their Classes
                        -------------------------------


1.       Delaware Group Equity Funds I, Inc.

                  Delaware Fund

                             Delaware Fund A Class
                             Delaware Fund B Class
                             Delaware Fund C Class
                             Delaware Fund Institutional Class

                  Devon Fund

                              Devon Fund A Class
                              Devon Fund B Class
                              Devon Fund C Class
                              Devon Fund Institutional Class


2.       Delaware Group Equity Funds II, Inc.

                  Decatur Income Fund

                           Decatur Income Fund A Class
                           Decatur Income Fund B Class
                           Decatur Income Fund C Class
                           Decatur Income Fund Institutional Class

                  Decatur Total Return Fund

                           Decatur Total Return Fund A Class
                           Decatur Total Return Fund B Class
                           Decatur Total Return Fund C Class
                           Decatur Total Return Fund Institutional Class

                  Blue Chip Fund (Added February 24, 1997)

                            Blue Chip Fund A Class
                            Blue Chip Fund B Class
                            Blue Chip Fund C Class
                            Blue Chip Fund Institutional Class




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                  Quantum Fund (Added February 24, 1997)

                             Quantum Fund A Class
                             Quantum Fund B Class
                             Quantum Fund C Class
                             Quantum Fund Institutional Class


3.       Delaware Group Equity Funds III, Inc.

                  Trend Fund

                              Trend Fund A Class
                              Trend Fund B Class
                              Trend Fund C Class
                              Trend Fund Institutional Class


4.       Delaware Group Equity Funds V, Inc.

                  Value Fund

                              Value Fund A Class
                              Value Fund B Class
                              Value Fund C Class
                              Value Fund Institutional Class

                  Retirement Income Fund (Added November 29, 1996)

                           Retirement Income Fund A Class
                           Retirement Income Fund B Class
                           Retirement Income Fund C Class
                           Retirement Income Fund Institutional Class


5.       Delaware Group Equity Funds IV, Inc.

                  DelCap Fund

                              DelCap Fund A Class
                              DelCap Fund B Class
                              DelCap Fund C Class
                              DelCap Fund Institutional Class

                  Capital Appreciation Fund (Added November 29, 1996)

                           Capital Appreciation Fund A Class
                           Capital Appreciation Fund B Class
                           Capital Appreciation Fund C Class
                           Capital Appreciation Fund Institutional Class


6.       Delaware Group Global & International Funds, Inc.


                                     -8-
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                  International Equity Series

                           International Equity Fund A Class
                           International Equity Fund B Class
                           International Equity Fund C Class
                           International Equity Fund Institutional Class

                  Global Bond Series

                           Global Bond Fund A Class
                           Global Bond Fund B Class
                           Global Bond Fund C Class
                           Global Bond Fund Institutional Class

                  Global Assets Series

                          Global Assets Fund A Class
                          Global Assets Fund B Class
                          Global Assets Fund C Class
                          Global Assets Fund Institutional Class

                  Emerging Markets Series (Added May 1, 1996)

                           Emerging Markets Fund A Class
                           Emerging Markets Fund B Class
                           Emerging Markets Fund C Class
                           Emerging Markets Fund Institutional Class

                  International Small Cap Series (Added July 21, 1997)

                           International Small Cap Fund A Class
                           International Small Cap Fund B Class
                           International Small Cap Fund C Class
                           International Small Cap Fund Institutional Class

                  Global Equity Series (Added July 21, 1997)

                          Global Equity Fund A Class
                          Global Equity Fund B Class
                          Global Equity Fund C Class
                          Global Equity Fund Institutional Class


7.       Delaware Group Income Funds, Inc.

                  Strategic Income Fund (Added September 30, 1996)

                           Strategic Income Fund A Class
                           Strategic Income Fund B Class
                           Strategic Income Fund C Class
                           Strategic Income Fund Institutional Class

                                     -9-


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8.       Delaware Pooled Trust, Inc.

               The Real Estate Investment Trust Portfolio (Added
                               October 14, 1997)
                           REIT Fund A Class
                           REIT Fund B Class
                           REIT Fund C Class
                           REIT Fund Institutional Class